Edward Jones Money Market Fund
INVESTMENT SHARES (TICKER JNSXX)
RETIREMENT SHARES (TICKER JRSXX)

SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2016
A Special Meeting of Shareholders of Edward Jones Money Market Fund (the “Fund”) will be held at the offices of Edward D. Jones & Co., L.P. (“Edward Jones”) located at 12555 Manchester Road, Saint Louis, Missouri 63131, at 9:00 a.m. on December 9, 2016, for the following purposes in connection with the transfer of Federated Investment Management Company's (FIMCO) general partnership interest in Passport Research, Ltd. (“Passport”), the Fund's investment adviser, to Passport Holdings LLC (“Passport Holdings”), a wholly owned subsidiary of The Jones Financial Companies, L.L.L.P. (the “Passport Transfer”):
■	To approve the election of four (4) trustees for the Fund;
■	To approve the new Investment Management and Administration Agreement between the Fund and Passport;
■	To approve the new Sub-Advisory and Sub-Administration Agreement among Passport, FIMCO, Federated Administrative Services and the Fund;
■	To approve the new Rule 12b-1 Plan for the Fund; and
■	To approve the operation of the Fund in the manner described in a “manager-of-managers” exemptive order previously granted by the Securities and Exchange Commission that would permit the Fund to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.
Each proposal would take effect only if the Passport Transfer is completed.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of September 26, 2016, will be receiving in the mail a Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed changes. The Proxy Statement, Notice of Special Meeting of the Fund Shareholders, the form of proxy cards and any amendments or supplements to the foregoing materials may be obtained free of charge at the SEC's website at www.sec.gov or at the Fund's website at www.edwardjones.com. Investors should read the Proxy Statement carefully before making any voting decision, because it contains important information.
September 14, 2016
12555 Manchester Road
Saint Louis, Missouri 63131
1-800-331-2451
www.edwardjones.com
Q453316 (9/16)